Exhibit 99.2

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November 2024 Corporate Presentation OTCQB: ZDPY www. ZonedProperties .com The Cannabis Friendly Landlord

2 Safe Harbor Statement This presentation contains forward - looking statements . All statements other than statements of historical facts included in this press release are forward - looking statements . In some cases, forward - looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions . Such forward - looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission . Investors should not place any undue reliance on forward - looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements . Any forward - looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity . The Company assumes no obligation to publicly update or revise these forward - looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward - looking statements, even if new information becomes available in the future . Forward - Looking Statements

Table of Contents I. Company Overview II. Market Landscape III. Financial Performance IV. Executive Management V. Capital Structure VI. Investment Thesis 3

Company Overview

Our MISSION To acquire value - add Retail Dispensary Properties leased to best - in - class Cannabis Operators . Our VISION Our VALUES To Own a Portfolio of Premier Dispensary Properties approved and operating in every Local Community. Sophistication , Safety , Sustainability , Stewardship Our MOTTO The Cannabis Friendly Landlord Company Philosophy 5

6 A legacy cannabis real estate company, Zoned Properties, Inc . ( OTCQB : ZDPY ) is a technology - driven property investment company focused on acquiring value - add real estate for the regulated cannabis industry in the US, with over a decade of experience . Founded in 2014 , Zoned Properties has spent the last decade developing an intricate knowledge of the local, state, and regional zoning and permitting requirements that impact localities across the country, making Zoned Properties a hub for members of the cannabis and/or commercial real estate industries looking to buy, sell, or invest in the commercial cannabis real estate market . Company Overview Lease Occupancy Rate* 100% Leased Property Portfolio Cap Rate** 16.7% Rate Portfolio Value at 8% Cap Rate* Annual Rental Revenue* $3.1 Million YoY Rental Revenue Growth*** 18% Growth $36.3 Million Total Lifetime Remaining Rent* $45.5 Million Investment Portfolio Metrics *Figures calculated using Straight - Line Accounting per GAAP and sourced from the most recently disclosed information on on Form 10 - Q, filed November 14, 2024, including subsequent events. ** Figures calculated using cost basis of the Company’s property portfolio against annual NOI as of the most recently disclos ed information on Form 10 - Q, filed November 14, 2024 , including subsequent events. *** Figures are as of the three months ended September 30, 2024

7 Direct to Consumer (DTC) Cannabis Real Estate Strategy Warehouse / Logistics Delivery Hubs Retail Dispensaries Portfolio Strategy Z O N E D Market Selection Deal Generation REZONE Tech Deal Negotiation Property Acquisition Our deal generation team identifies the best acquisition candidates, which allow the Company to maintain deal contingencies to mitigate deal risk Researching and mapping strategies identify target markets and localities to produce attractive deals that meet our desired criteria We secure properties for purchase & select best - in - class operators for tenancy, presenting all deal opportunities to our Zoned Investment Committee for approval We utilize our proprietary property technology (PropTech) platform and research process to identify highest and best use direct to consumer properties Standardized processes within the Company’s investment model results in property acquisitions with attractive investment profiles and cap rates Innovative Technology Driven Model Catalyzes Robust Cap Rates

(1) Statista Robust Consumer Demand 0 20 40 60 80 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 In Billions (US$) Projected US Cannabis Industry (1) Therapeutic Recreational Medical 7.7 9.6 11.9 14.8 18.2 22.9 28.2 33.8 39.8 46.2 53.1 60.1 67.1 2024 Est. Economic Impact of Cannabis (3) $115 Billion Estimated Cannabis Industry size by 2024 (1) $40 Billion Projected Industry Growth to 2028 (1) 14.6% CAGR 79% of Americans (2) Gallup Live in a county with at least one dispensary (2) (3) MJBizFactbook

Marketplace Relationships

10 Property Technology • Zoned Properties has invested in an innovative, home - grown tool, REZONE , which visualizes decades of zoning and permit conditions in localities, cities and townships across the country . • The volume, quality, and breadth of the cannabis real estate data included in REZONE is unparalleled, providing the Zoned Properties team with unique competitive position within the cannabis industry . • Zoned Properties has invested in AnamiTech, alongside the launch of their flagship PropTech platform, GreenSpace Pro , that has focused its property technology platform on project management tools and solutions for the cannabis operators, regulators, and project teams . • GreenSpace Pro platform utilized in over 100 locations across various state markets by major cannabis brands including Cookies, Embarc, and Stiiizy . Real estate industry experts believe that Property Technology (PropTech) provides a material competitive advantage and acts as a significant driver of growth and scale in highly regulated real estate industries, especially legalized cannabis .

11 Development Project for future dispensary property located in Surprise, Arizona, which is one of the fastest growing localities in the US. The Investment Property was acquired for approximately $1.6 Million , and the Company will provide a Tenant Improvement Allowance for up to $1 million for renovation and construction improvements. Project is Leased to the Pharm’s retail dispensary brand, Sunday Goods under a long - term, absolute - net lease agreement, which will produce an approximate 13.4% Cap Rate when straight - lined over the 15 - year term of the lease agreement. The lease includes 3% annual increases in base rent over the life of the lease term, yielding approximately $350,000 in annual base rental revenue when straight - lined over the life of the lease term. Sunday Goods has been one of the strongest Arizona cannabis operators over the past decade and is vertically integrated with one of the largest cultivation faculties in the state, directly supplying its retail dispensary chain. Project Highlights Recent Transaction Spotlight

Market Landscape

13 $ 38.8 B Current Industry Size (1) 35 % Industry Growth (2020 - 2021) (1) 91% of Adults Support Legalization (2) 38 States with Cannabis Legalization 11,022 Dispensary Licenses as of January 2023 (3) 16% of All US Adults Smoke Marijuana (4) 12.1% Projected Industry CAGR (5) 19,500+ US Localities that will Govern Cannabis Regulations (6) Bullish Industry Environment (1) MJBizDaily (2) Pew Research Center (3) Cannabiz Media (4) Gallup (5) Grandview (6) Statists

14 The Cannabis industry has seen unprecedented geographic growth within the last 15 years. As of March 2024, 38 states and the District of Columbia have approved the legalization and regulation of cannabis programs at the state level; either medicinally, recreationally, or in a limited capacity (i.e., CBD or low THC). Geographic Industry Expansion State Adoption (1) Dispensaries Annual Industry Sales Public Approval (2) 11 <500 n/a 32% 23 954 (4) $3.1 Billion (3) 53% 38 11,022 (5) $38.8 Billion (3) 91% 47 >15,000 $57.0 Billion (6) 93% 2010 2015 2024 Proj. 2030 (1) DISA (2) Pew Research Center (3) MJ Biz Daily (4) CNBC (5) Cannabis Media (6) Forbes

Financial Performance

Quarterly Performance (Q3 2024) 16 Total Revenue & Cash Flow from Operations 43% Increase in Q3 Total Rental Revenue (YoY) 18% Increase in Q3 Property Investment Portfolio Revenues (YoY) 13% Decrease in Q3 Operating Expenses (YoY) 806% Increase in Q3 Operating Income (YoY) Financial Highlights Recent Highlights Zoned Properties has begun repurchasing shares and expects to continue to do so in accordance with Rule 10b5 - 1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), and Rule 10b - 18 of the Exchange Act. Zoned Properties has listed its cultivation property in Chino Valley, Arizona for sale at a purchase price of $16 million. This potential transaction marks a significant development in the Company's strategic real estate portfolio optimization $387,365 $614,988 $720,450 $1,029,630 $103,591 $127,343 - $115,459 $209,850 ($200,000) $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 Q3 2021 Q3 2022 Q3 2023 Q3 2024 Total Revenue Cash Flow from Operations

$1,215,262 $1,820,485 $2,660,090 $2,886,991 $170,040 $489,257 $871,901 $82,547 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 2020 2021 2022 2023* Total Revenue Cash Flow from Operations* 17 Annual Performance (FY2023) Total Revenue & Cash Flow from Operations 38% increase in Property Investment Portfolio revenue segment (YoY) 9% increase in Total Revenue (YoY) 255% increase in Income from Operations (YoY) Financial Highlights Opened access to Capital Sources for prospective Property Acquisitions & Revenue Growth Expanded Property Investment Portfolio, increasing Total Annual Revenue to >$2.8 Million Subsequent to year - end, completed geographic expansion with acquisition of prime dispensary location in Chicago, marking an entry into one of the largest urban markets for legalized cannabis Operational Highlights *Cash Flow from Operations impacted by organizational shift towards direct - to - consumer real estate acquisition model

Executive Management

Executive Management 19 Mr . McLaren has a strong professional background in the social, economic, and environmental development of complex business organizations . Over his professional career, he has successfully implemented large - scale projects for corporate and community organizations . Mr . McLaren has been certified as a Licensed REALTOR, Green Roof Professional, LEED Green Associate, and has been an active Forbes Contributor as part of the Forbes Real Estate Council . Prior to his role at Zoned Properties, McLaren worked as a Sustainability Consultant for Waste Management where he led the strategic development and operational implementation of zero - waste programs for Higher Education clients . Sustainable development has been a life - long passion for McLaren, who strives to create a global impact by forging a strong foundation for principles of sustainability in emerging industries . Mr . Blackwell has served as our Chief Operating Officer since July 1 , 2021 , and as our President since July 1 , 2022 . Prior to his appointment to these positions and since September 2020 , Mr . Blackwell served as our Director of Business Development . From December 2018 until June 2021 , Mr . Blackwell also served as President of Daily Jam Holdings LLC . From January 2016 to December 2018 , he served as Vice President of Due North Holdings LLC . Prior to joining the Company, Mr . Blackwell developed domestic and international markets for Kahala Brands, a global franchise organization with more than 3 , 000 retail locations in over a dozen countries . He also led emerging brand and portfolio operations for several private equity groups investing in the restaurant franchise space . Mr . Blackwell earned his B . A . in Finance from Fort Lewis College . Berekk Blackwell | President & Chief Operating Officer Bryan McLaren, MBA | Chairman of the Board, Chief Executive Officer, & Chief Financial Officer

Capital Structure

21 Capital Structure Common Shares Outstanding* Cash on Hand* 12.1MM $1.2MM Market Capitalization** $6.5 MM Operating Cash Flow* $455K Total Inside Beneficial Ownership* 23% Capital Markets Profile Features Significant Inside Ownership * Figures are as of the nine months ended September 30, 2024, the most recently completed quarter, as reported in the Company's Qu arterly Report on Form 10 - Q filed with the SEC on November 14, 2024 ** Market Capitalization calculated as of October 31, 2024

Investment Thesis

23 Property Investment Portfolio Generating $3 Million Passive Rental Revenue (Annually) Focused on Direct - to - Consumer commercial real estate investments within the regulated cannabis industry Competitive Positioning with Access to Unique Pipeline of New Property Acquisitions Technology - driven business model that fuels its property investments, producing 12% - 20% Cap Rate investment properties. Non - Plant Touching Company in the High Growth Emerging Cannabis Industry The commercial cannabis industry topped $38 billion in 2022, with analysts expecting the industry to reach $57 billion by 203 0 Innovative Technology Driven Property Acquisition Model Catalyzes Robust Cap Rates Standardized process in conjunction with REZONE platform results in property acquisition closings with attractive cap rates Initiated Share Repurchase Program for up to $1 Million Over Unlimited Time Period Enhancing shareholder value through a flexible capital allocation Investment Thesis

Company Contact Information 24 Bryan McLaren Chairman, CEO, & CFO Zoned Properties, Inc. | Scottsdale, AZ www.ZonedProperties.com Tel 480.351.8193 | Investors@ZonedProperties.com